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                                                                   Exhibit 10.10

                       ASSIGNMENT AND ASSUMPTION AGREEMENT
                            (COLSTRIP 1&2 AGREEMENTS)

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (Colstrip 1&2 Agreements) (this "Assignment Agreement") is made and entered into as of the 17th day of December, 1999, by and between THE MONTANA POWER COMPANY, a Montana corporation, ("MPC"), and PP&L MONTANA, LLC, a Delaware limited liability company (PP&L Montana").

                                    RECITALS

         A. MPC and Puget Sound Power & Light Company (now Puget Sound Energy, Inc.) ("Puget") are parties to that certain Construction and Ownership Agreement dated July 30, 1971, as amended October 21, 1998 ("Colstrip 1&2 Ownership Agreement");

         B. MPC and Puget are parties to that certain Agreement for the Operation and Maintenance of Colstrip Steam Electric Generating Plant, Rosebud County, Montana, commonly referred to as the Colstrip Units 1 and 2 Operating Agreement, made as of July 30, 1971 ("Colstrip 1&2 Operating Agreement");

         C. MPC, Puget and Western Energy Company are parties to that certain Coal Supply Agreement commonly referred to as the Colstrip 1&2 Coal Supply Agreement, entered into on July 30, 1971, as amended by the Amendment Correcting Coal Supply Agreement signed in December 1977, ("Colstrip 1&2 Coal Supply Agreement"), such agreement subject to the Opinion of Arbitrator dated March 17, 1995;

         D. MPC, Puget, Portland General Electric Company ("Portland"), The Washington Water Power Company (now Avista Corp.), and Pacific Power & Light Company (now PacifiCorp) are parties to that certain Common Facilities Agreement, Colstrip Units #1, #2, #3, and #4, dated May 6, 1981, as amended January 21, 1992 ("Common Facilities Agreement");

         E. MPC and Puget are parties to that certain Agreement Relating to Clean Air Act Compliance Colstrip Units 1&2, made as of October 31, 1994, as amended April 2, 1996 ("Colstrip 1&2 CAA Compliance Agreement");

         F. The Colstrip 1&2 Ownership Agreement, the Colstrip 1&2 Operating Agreement, the Colstrip 1&2 Coal Supply Agreement, the Colstrip 1&2 CAA Compliance Agreement, and the Common Facilities Agreement (but only insofar as such agreement relates to the portion of the Common Facilities thereunder allocated to Colstrip Units #1 And #2 as part of the "Project", as defined in the Colstrip 1&2 Ownership Agreement) are collectively referred to herein as the "Assigned Agreements";

         G. MPC and PP&L Global, Inc., a Pennsylvania corporation ("PP&L Global"), entered into that certain Asset Purchase Agreement dated as of October 31, 1998, as amended June 29,1999, and October 29, 1999 (as amended, the "Asset Purchase Agreement"), pursuant to which MPC has agreed to sell to PP&L Global, and PP&L Global has agreed to purchase from



A&A Agmt (Colstrip 1&2 Agmts) Execution Copy
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MPC, on the terms and subject to the conditions of the Asset Purchase Agreement,
MPC's interest in certain electric generation related assets, including the Assigned Agreements;

         H. The Asset Purchase Agreement provides that PP&L Global may assign its interests in the Asset Purchase Agreement to subsidiaries, and PP&L Global has formed PP&L Montana, LLC, ("PP&L Montana") a Delaware limited liability company and an indirect wholly-owned subsidiary of PP&L Global, for the purpose of assigning to PP&L Montana certain of PP&L Global's interests in the Asset Purchase Agreement including, without limitation, such interests relating to the Assigned Agreements;

         I. Pursuant to this Assignment Agreement, subject nevertheless to the Asset Purchase Agreement, PP&L Montana desires to assume and accept from MPC, and MPC desires to sell, assign and transfer to PP&L Montana, all of MPC's rights, title, interests, obligations and liabilities in, to and under the Assigned Agreements that arise and are attributable to the period after the Closing under the Asset Purchase Agreement (as used herein "Closing" has the meaning set forth in the Asset Purchase Agreement), provided, however, that the parties recognize and agree there are certain pre-Closing liabilities being assumed by PP&L Montana as provided in the Asset Purchase Agreement;

         J. The assignment and assumption of the Assigned Agreements provided for by this Assignment Agreement is made pursuant to the respective assignment provisions in such agreements, and all conditions required for the assignment of such agreements have been satisfied, including, without limitation, a) the waiver by Puget of its "right of first refusal" set forth in the Section 16(d) of the Colstrip 1&2 Ownership Agreement, and b) the consent by Puget set forth in that certain "Consent and Novation" dated November 1, 1998, entered into by MPC, Puget, and Portland,

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

         SECTION 1.  EFFECTIVE DATE

         This Assignment Agreement shall become effective upon the execution and delivery of this Assignment Agreement by both parties at the Closing (the "Effective Date").

         SECTION 2.  ASSIGNMENT AND ASSUMPTION

         (a) As of the Effective Date, MPC hereby transfers, assigns and delegates to PP&L Montana, and PP&L Montana hereby accepts and assumes from MPC, subject to the terms and provisions of this Assignment Agreement, and the Asset Purchase Agreement, all of MPC's rights, title, interests, obligations and liabilities in, to and under the Assigned Agreements that arise and are attributable to the period after the Effective Date; provided that for purposes of clarification, (a) PP&L Montana shall not assume any obligations or liabilities of MPC under the


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A&A Agmt (Colstrip 1&2 Agmts) Execution Copy
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Assigned Agreements that arise or are attributable to the period on and prior to the Effective Date, and (b) MPC shall remain liable only for such obligations and liabilities of MPC under the Assigned Agreements that arise or are attributable to the period on and prior to the Effective Date. Notwithstanding the foregoing, the parties recognize and agree there are certain pre-Closing liabilities being assumed by PP&L Montana as provided in the Asset Purchase Agreement.

         (b) Without limiting the generality of the foregoing, MPC and PP&L Montana acknowledge and agree that encompassed within the scope of such assignment and assumption is MPC's rights, interests, responsibilities, and liabilities as the "Operator" of the "Project" (as each such term is defined in the Colstrip 1&2 Operating Agreement).

         (c) This Assignment Agreement is delivered pursuant to and is subject to the Asset Purchase Agreement, and shall not be construed to add to or subtract from the parties' respective rights and responsibilities under the Asset Purchase Agreement. In the event of any conflict between the terms of the Asset Purchase Agreement and the terms of this Assignment Agreement, the terms of the Asset Purchase Agreement shall prevail.

         SECTION 3.  MISCELLANEOUS

         (a) Headings to the sections of this Assignment Agreement are solely for the convenience of the parties, are not part of this Assignment Agreement, and shall not be used for the interpretation of, or determination of the validity of, this Assignment Agreement or any of its provisions.

         (b) No Person (as defined in the Asset Purchase Agreement) other than the parties to this Assignment Agreement, or such parties' successors and assigns, shall have any rights under this Assignment Agreement or the provisions contained herein.

         (c) This Assignment Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

         (d) This Assignment Agreement is binding upon, inures to the benefit of, and is enforceable by the parties hereto and their respective successors and assigns. Neither this Assignment Agreement nor any right, interest or obligation hereunder may be assigned by any party hereto without the prior written consent of the other party hereto, and any attempt to do so shall be void.

         (e) This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed and performed in such State without giving effect to the conflicts of laws principles thereof, except that if it is necessary in any other jurisdiction to have the law of such other jurisdiction govern this Assignment Agreement in order for this Assignment Agreement to be effective in any respect, then the law of such other jurisdiction shall govern this Assignment Agreement to such extent.


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A&A Agmt (Colstrip 1&2 Agmts) Execution Copy
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         IN WITNESS WHEREOF, the parties have caused this Assignment and
Assumption Agreement (Colstrip 1&2 Agreements) to be executed as of the date first above written.


                                PP&L MONTANA, LLC


                                By:      /s/ Roger Petersen
                                         ---------------------------------------
                                                    Signature

                                         Roger Petersen
                                         ---------------------------------------
                                                    Printed Name

                                         President
                                         ---------------------------------------
                                                    Title

                                         12/17/99
                                         ---------------------------------------
                                                    Date


                                THE MONTANA POWER COMPANY

                                By:      /s/ Michael E. Zimmerman
                                         ---------------------------------------
                                                    Signature

                                         Michael E. Zimmerman
                                         ---------------------------------------
                                                    Printed Name

                                         Vice President & General Counsel
                                         ---------------------------------------
                                                    Title

                                         12/17/99
                                         ---------------------------------------
                                                    Date


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A&A Agmt (Colstrip 1&2 Agmts) Execution Copy